Investor Presentation First Quarter 2017 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com ‐ 949‐864‐8000 Exhibit 99.2

2 Forward‐Looking Statements The statements contained in this presentation that are not historical facts are forward‐looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on Pacific Premier Bancorp, Inc. (the  “Company”). Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the  control of the Company. There can be no assurance that future developments affecting the Company will be the same as those  anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ  materially from those expressed in, or implied or projected by, such forward‐looking statements. These risks and uncertainties include,  but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in  which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest  rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the  timely development of competitive new products and services and the acceptance of these products and services by new and existing  customers; the willingness of users to substitute competitors’ products and services for the Company’s products and services; the impact  of changes in financial services policies, laws and regulations (including the Dodd‐Frank Wall Street Reform and Consumer Protection Act)  and of governmental efforts to restructure the U.S. financial regulatory system; technological changes; the effect of acquisitions that the  Company may make, if any, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings  from its acquisitions; changes in the level of the Company’s nonperforming assets and charge‐offs; any oversupply of inventory and  deterioration in values of California real estate, both residential and commercial; the effect of changes in accounting policies and  practices, as may be adopted from time‐to‐time by bank regulatory agencies, the Securities and Exchange Commission (“SEC”), the Public  Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters; possible other‐ than‐temporary impairment of securities held by us; changes in consumer spending, borrowing and savings habits; the effects of the  Company’s lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; ability to attract deposits and  other sources of liquidity; changes in the financial performance and/or condition of our borrowers; changes in the competitive  environment among financial and bank holding companies and other financial service providers; unanticipated regulatory or judicial  proceedings; and the Company’s ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to  differ materially from those expressed in the forward‐looking statements are discussed in the 2016 Annual Report on Form 10‐K of Pacific  Premier Bancorp, Inc. filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the  forward‐looking statements included herein to reflect future events or developments.

3 27 Full‐Service  Branch Locations(1) Company Profile Exchange / Listing NASDAQ: PPBI Focus Small & Mid‐Market  Businesses Total Assets $6.2 Billion*(1) Branch Network Note: Market data as of 4/28/2017 • Pro Forma as of 3/31/2017 (1)  Includes Heritage Oaks Bancorp Pacific Premier Branch Footprint Headquarters Irvine, CA # of Research Analysts 8 Analysts Market Cap $1.47 Billion(1) Avg. Daily Volume 284,746 Shares Note: Map does not include PPBI offices outside of California

4 Strategic Transformation 2008 ‐ 2012  Organic growth driven by dynamic sales culture  Geographic expansion through highly accretive FDIC‐assisted acquisitions  Canyon National Bank (CNB) ‐ $192 million in assets, closed on 2/11/2011 (FDIC‐Assisted)  Palm Desert National Bank (PDNB) ‐ $103 million in assets, closed on 4/27/2012 (FDIC‐Assisted) 2017 and Beyond  Focus on producing EPS growth from scale, efficiency, balance sheet leverage  Target ROAA and ROATCE of 1.25% and 15%, respectively  Continue disciplined organic and acquisitive growth increasing scarcity value 2013 ‐ 2017  Build out of commercial banking platform through acquisitions  First Associations Bank (FAB) ‐ $424 million in assets, closed on 3/15/2013 (151 days)  San Diego Trust Bank (SDTB) ‐ $211 million in assets, closed on 6/25/2013 (111 days)  Infinity Franchise Holdings (IFH) ‐ $80 million in assets, closed on 1/30/2014 (73 days)  Independence Bank (IDPK) ‐ $422 million in assets,  closed on 1/26/2015 (96 days)  Security California Bancorp (SCAF) ‐ $715 million in assets, closed 1/31/2016 (123 days)  Heritage Oaks Bancorp (HEOP) – $2 billion in assets, closed on 4/1/2017 (109 days) A balance of organic and acquisitive growth to create a California centric commercial  bank franchise with $6.2 billion in assets

5 History of PPBI • Total deposits compound annual growth rate of 30% since 2011 • Total loans compound annual growth rate of 34% since 2011 Total Assets – Acquired vs. Non‐Acquired February 2011  Acquired Canyon  National Bank  ($192MM assets) in  FDIC‐assisted deal $961  $1,174  $1,714  $1,745  $1,922  $2,034  $2,039  $2,753  $2,637  $2,715  $2,791  $3,563  $3,599  $3,755  $4,040  $6,203  $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00  $‐  $1,000  $2,000  $3,000  $4,000  $5,000  $6,000 2011 2012 2013 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 2Q'15 3Q'15 4Q'15 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 Pro Forma Non‐Acquired Acquired TBV/Share April 2012  Acquired Palm  Desert National  Bank ($103MM  assets) in FDIC‐ assisted deal March 2013 and June 2013 Acquired First Associations  Bank ($424MM assets) and  San Diego Trust Bank  ($211MM assets) January 2014 Acquired Infinity  Franchise Holdings  ($80MM assets), a  specialty finance  company January 2015 Acquired  Independence  Bank ($422MM  assets) January 2016 Acquired SCAF  ($715MM assets) Timely and efficient acquisitions have accelerated PPBI’s growth and performance Total Assets TBV/Share As of April  1, 2017 Acquired HEOP  ($2.0B assets) Note: All dollars in millions

Commercial Lines of Business

Business Banking

- Small and middle market business banking focus
- Full suite of business banking services, including: cash management, payroll and merchant card services
- Customized C&I and commercial real estate loans
- C&I and CRE business loans
    - Originated **$175M Q1 2017** vs. **$39M Q1 2016**
    - 32% of loan portfolio

SBA Lending

- Nationwide origination capability
- Small Business Administration ("SBA") Loans
- California Capital Access Program ("Cal CAP") Loans
- United State Department of Agriculture ("USDA") Loans
- Originated **$47M Q1 2017** vs. **$23M Q1 2016**
- Sell guaranteed portion – 75%
- Gross gain rates 8-12%

HOA Banking

- Nationwide leader of customized cash management, electronic banking services and credit facilities for:
    - Home Owner Association ("HOA") Companies
    - HOA Management Companies
- Predominately MMAs and demand deposits

Construction Lending

- Construction loans for developers and owner users on properties predominantly in coastal SoCal
- New team assembled in first half of 2013
- Originated **$77M Q1 2017** vs. **$67M Q1 2016**
- 9% of loan portfolio
- Attractive risk adjusted yields

Franchise Lending

- National lender for established and experienced owner operators of Quick Serve Restaurants
- C&I and CRE based lending secured by equipment and real estate
- Originated **$70M Q1 2017** vs. **$52M Q1 2016**
- Average originated rate of 4.9% Q1 2017

Income Property Lending

- Credit facilities and banking services for commercial real estate ("CRE") investors in SoCal
- Structured CRE and bridge loan flexibility
- Originated **$55M Q1 2017** and **$37 Q1 2016**
- 18% of loan portfolio

6

7 Increasing Loan Volumes & Attractive Yields $251 $299 $322 $385 $455  4.97% 4.93% 4.87% 4.80% 4.88% 3.00% 3.50% 4.00% 4.50% 5.00%  $‐  $100  $200  $300  $400  $500 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 Business CRE/Multi‐family Other SBA Franchise Construction Weighted Average Coupon Note: All dollars in millions

Technology Enabled Management Systems

PPBI's sales management technology has accelerated the growth and sales culture by effectively monitoring all facets of the deposit and loan process, including lead generation, prospecting and closing

- Customer Relationship Management (CRM) with SalesForce provides real-time updates and streamlines communication between our RMs and PMs for quicker decision making

SalesForce Pipeline Management



Dashboard
New Business & Mods
New Business Only
Modifications Only

SalesForce Communication



- cash out refinance

- DataVault is PPBI's proprietary software developed in-house for tracking HOA and Property Management firm's customer payment information, customized for internal reporting and 3rd party vendor implementation

DataVault – Proprietary Mgmt. Software



8

9 Commercial Bank Transformation ‐ Deposit Composition Deposits – 12/31/2009 Deposits – 3/31/2017 • 36% of deposit balances are non‐interest bearing deposits • 84% of deposits are non‐maturity deposits  • 89% of deposits are core deposits Total Deposits: $618.7 Million Cost of Deposits: 1.91% Total Deposits: $3.3 Billion Cost of Deposits: 0.27%  Non‐Int.  Bearing  Demand 5% Interest  Bearing  Demand 4% MMDA and  Savings 23% CDs 68% Pro Forma Deposits – 3/31/2017 Non‐Int.  Bearing  Demand 37% Interest  Bearing  Demand 6% MMDA  and  Savings 39% CDs 18% Non‐Int.  Bearing  Demand 36% Interest  Bearing  Demand 7% MMDA and  Savings 41% CDs 16% Total Deposits: $5.0 Billion Cost of Deposits: 0.26%  Note: Pro forma 3/31/17 includes HEOP*  Business loans are defined as commercial and industrial, franchise,  commercial owner occupied, and SBA

10 Commercial &  Industrial 5% CRE ‐ Own.  Occ. 18% CRE ‐ Non‐ Own. Occ. 26% Multi‐family 48% 1‐4 Family 2% Other 1% Commercial Bank Transformation – Loan Composition • Loan portfolio is high quality and well‐diversified  • Business related loans represent 43% of total loans at 3/31/17* Total Loans: $576.3 Million Total Loans: $3.4 Billion Note: Pro forma 3/31/17 includes HEOP *  Business loans are defined as commercial and industrial, franchise, commercial owner occupied, and SBA Multi‐family 21% CRE Non‐ Own. Occ. 18% Commercial  & Industrial 17% Franchise 15% CRE ‐ Own.  Occ. 14% Constr., Land  &  Development 9% 1‐4 Family 3% SBA 3% Loans – 12/31/2009 Loans – 3/31/2017 Pro Forma Loans – 3/31/2017 Total Loans: $4.8 Billion Commercial  non‐owner  occupied 22% Multi‐family 16% Commercial and  industrial 16% Commercial  owner occupied 15% Franchise 10% Construction &  Land 7% One‐to‐four  family 7% Agricultural 5% SBA 2%

11 Conservative Credit Culture Nonperforming Assets to Total Assets (%) The Company has a history of effective credit risk management and outperforming peers • No troubled debt restructurings (“TDRs”) • Tactical loan sales utilized strategically to manage various risks • Nonperforming assets to total assets of 0.02% 1.04  1.70  1.58  1.66  1.36  0.48  0.58  0.40  3.26  1.62  1.31  0.76  0.55  1.67  1.08  0.38  0.33  0.21  0.15  0.20  0.20  0.14  0.12  0.12  0.21  0.19 0.18  0.18  0.17  0.13  0.17  0.04  0.02  2.93  3.62  3.96  4.11  4.26  4.30  4.24  4.39  4.23  4.29  4.06  4.04  3.77  3.48  3.39  3.21  2.96  1.56  1.24  1.10  1.18  1.05  0.91  0.80  0.74  0.69  0.59  0.58  0.74  0.53  0.48  0.50   ‐  0.50  1.00  1.50  2.00  2.50  3.00  3.50  4.00  4.50  5.00 PPB Peers * CNB  Acquisition 2/11/11 PDNB  Acquisition 4/27/12 * California peer group consists of all insured California institutions, from SNL Financial.

12 CRE to Capital Concentration • CRE concentrations are well managed across the organization • Our growth across our key businesses has diversified our loan portfolio Managed Growth CRE as a Percent of Total Capital 627% 499% 415% 372% 310% 349% 316% 336% 362% 352% 365% 376% 378% 420% 0% 100% 200% 300% 400% 500% 600% 700% 2008 2009 2010 2011 2012 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 1Q'17 Pro Forma

13 Strong Loan Yields ‐ Declining Cost of Deposits  Core Portfolio Loan Yields Cost of Total Deposits 0.33% 0.36% 0.32% 0.31% 0.28% 0.28% 0.27% 0.27% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 Total Deposits Cost of Deposits Our specialty lines of business have optimized our NIM through diversification and  disciplined pricing as well as accelerating organic loan and deposit growth 5.26% 5.15% 5.10% 5.21% 5.01% 4.96% 4.97% 4.96% 4.50% 4.75% 5.00% 5.25% 5.50% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 Loans Core Portfolio Loan Yield Note: All dollars in millions Note: Core loan yields  exclude accretion, prepayments and other one‐time items.

14 Revenue & Net Interest Margin  Annual Operating Revenue Note: All dollars in millions Note: Operating revenue = net interest income + noninterest income. *Annualized $67 $87 $121 $156 $168 $180 $186 $186 $0.0 $50.0 $100.0 $150.0 $200.0 2013 2014 2015 1Q'16* 2Q'16* 3Q'16* 4Q'16* 1Q'17* Core Net Interest Margin And delivered revenue growth of 37% as well as consistent net interest margin of over 4% 3.93% 4.09% 4.06% 4.11% 4.14% 4.22% 4.32% 4.27% 3.70% 3.80% 3.90% 4.00% 4.10% 4.20% 4.30% 4.40% 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17

15 Noninterest Expense & Efficiency Adjusted Noninterest Expense / Avg. Assets Efficiency Ratio In addition to leveraging technology to drive growth, the Company has continually  improved its operational processes to achieve greater operating leverage and  economies of scale  Note: Efficiency Ratio represents the ratio of noninterest expense less other real estate owned operations, core deposit intangible amortization and merger related expense to the sum of net  interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities, and other‐than‐temporary impairment recovery (loss) on investment securities.  Adjusted noninterest expense excludes other real estate owned operations, core deposit intangible amortization and merger related costs. 2.95% 2.87% 2.58% 2.46% 2.54% 2.74% 2.46% 2.40% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 64.7% 61.4% 55.9% 52.4% 54.4% 57.0% 50.9% 52.3% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17

16 Pre‐Tax, Pre‐Provision Income(1) Tangible Book Value per Share $23.4 $33.5 $51.9 $74.1 $75.3 $76.5 $88.1 $86.3 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2013 2014 2015 1Q'16* 2Q'16* 3Q'16* 4Q'16* 1Q'17* $9.08 $10.12 $11.17 $11.46 $11.87 $12.22 $12.51 $12.88 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 2013 2014 2015 1Q'16 2Q'16 3Q'16 4Q'16 1Q'17 Strong operating income has consistently resulted in shareholder value creation Operating Income and Tangible Book Value Note: All dollars in millions, except per share data Note: Tangible book values are based on basic shares outstanding (1) Excludes merger‐related expenses *Annualized

17 Capital Resources (1) Please refer to non‐GAAP reconciliation As of March 31, 2017 Pro Forma As of March 31, 2017 Well‐Capitalized  Requirement Pacific Premier  Bancorp, Inc. Pacific Premier  Bank Pacific Premier  Bancorp, Inc. Pacific Premier  Bank Regulatory Capital Ratios: Tier 1 Leverage Capital Ratio 5.00% 9.46% 10.71% 9.56% 10.32% Common Equity Tier 1 Risk‐based Capital Ratio 6.50% 9.80% 11.42% 10.47% 11.73% Tier 1 Risk‐Based Capital Ratio 8.00% 10.07% 11.42% 10.85% 11.73% Total Risk Based Capital Ratio 10.00% 12.31% 12.06% 12.77% 12.52% Tangible Common Equity Ratio (1) 8.85% 10.24% 8.98% 10.02% The consolidated Company and the Bank both remain well capitalized with strong  earnings capacity to sustain growth strategy and well‐capitalized levels

18 Superior Market Performance (PPBI) Source: SNL Financial, market information as of  3/31/2017 Since March 2015, PPBI’s stock price has significantly outperformed its publicly traded  bank peers (SNL Bank Index / NASDAQ Bank Index) PPBI +138% NASDAQ Bank SNL Bank    +28% +39% ‐40.0% ‐20.0% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% Mar‐15 May‐15 Jul‐15 Sep‐15 Nov‐15 Jan‐16 Mar‐16 May‐16 Jul‐16 Sep‐16 Nov‐16 Jan‐17 Mar‐17

19 Strategically Focused – Financially Motivated PPBI’s management team operates the bank with the understanding we are growing toward $10.0 billion • Our business model is always evolving, transforming and improving • Continue to build a quality banking franchise and leverage core competencies • Investments in and the strengthening of the entire team is an on‐going process Continue to Evolve and Strive for Superior Performance Operational Integrity Leads to Strong Internal Controls and Risk Management PPBI’s operating environment and culture have been built over the years to be scalable • Sales culture maturation combined with traditional Relationship Managers and the leveraging of technology • Disciplined credit underwriting culture remains a fundamental underpinning • BSA/AML – automated Rule Based Risk Rating and statistical analytics covering entire client base • CRA – enhanced program to exceed community group requirements and large bank exam standards Keen Focus on Creating Maximum Shareholder Value Management consistently communicates and executes on its strategic plan • Our Board regularly evaluates capital management, strategic direction and the alternatives to maximize shareholder value • Focused on increasing earnings and building TBV through growth strategies and improving efficiencies • Our goal is to create a fundamentally sound franchise with strong earnings and risk management

20 HEOP Transaction Assumptions and Impact Rationale  Market extension into California’s Central Coast   HEOP’s relationship banking model complements PPBI’s strong growth strategy  Loan/deposit ratio of 82.3% for HEOP and 103.1% for PPBI as of 12/31/16  High quality core deposit franchise – additive to PPBI’s funding base • Non‐interest bearing deposits of 34.1% • Cost of deposits of 0.22% in Q4 2016 Consideration  Fixed exchange ratio of 0.3471 for HEOP shareholders – 100% stock consideration, no caps or collars • PPBI issues 11,890,720 shares of common stock • Pro forma ownership of 69.9% for PPBI and 30.1% for HEOP  Transaction value of $405.6 million, or $11.68 per share(1) Valuation  Multiples  Price / tangible book value per share of 214.2%  Price / earnings of 20.1x for 2017E EPS(2)  Premium to HEOP’s closing price of 7.5% Pro Forma Impact  to PPBI  Immediately accretive to EPS in 2017 and 5.2% accretive in 2018(2), first full year with 100% cost savings phased‐in  Immediately accretive to tangible book value per share  Mid‐teens internal rate of return Capital Ratios  Pro forma TCE ratio of 8.8%, leverage ratio 9.3% and total risk based capital ratio 12.5% (1) Based on PPBI price of $33.65 as of 12/12/2016 (2) Based on mean EPS estimates for 2017 and 2018 per SNL FactSet research for HEOP and PPBI. EPS accretion  excludes merger related expenses

Scarcity Value in Southern California

Largest 25 Banks Headquartered in Southern California

Rank	Company Name	Exchange	City	Total Assets ($000s)
1	PacWest Bancorp*	NASDAQ	Beverly Hills	$ 25,070,522
2	Banc of California, Inc.	NYSE	Santa Ana	$ 11,052,085
3	BofI Holding, Inc.	NASDAQ	San Diego	$ 8,700,031
4	CVB Financial Corp.	NASDAQ	Ontario	$ 8,559,121
5	Opus Bank	NASDAQ	Irvine	$ 7,983,682
6	Farmers & Merchants Bank of Long Beach	OTCQB	Long Beach	$ 6,834,068
7	**Pacific Premier Bancorp, Inc.***	**NASDAQ**	**Irvine**	**$ 6,200,924**
8	First Foundation Inc.	NASDAQ	Irvine	$ 3,687,917
9	Community Bank	OTC Pink	Pasadena	$ 3,625,043
10	Grandpoint Capital, Inc.	OTC Pink	Los Angeles	$ 3,326,936
11	Manufacturers Bank		Los Angeles	$ 2,663,014
12	American Business Bank	OTC Pink	Los Angeles	$ 1,827,731
13	Plaza Bancorp	OTC Pink	Irvine	$ 1,205,438
14	Provident Financial Holdings, Inc.	NASDAQ	Riverside	$ 1,199,445
15	Pacific Mercantile Bancorp	NASDAQ	Costa Mesa	$ 1,179,745
16	Sunwest Bank		Irvine	$ 1,079,496
17	Malaga Bank F.S.B.	OTC Pink	Palos Verdes Estates	$ 992,258
18	Silvergate Bank		La Jolla	$ 948,898
19	Seacoast Commerce Bank*	OTC Pink	San Diego	$ 877,482
20	California First National Bank	NASDAQ	Irvine	$ 796,430
21	Commercial Bank of California		Irvine	$ 788,357
22	Bank of Hemet		Riverside	$ 677,530
23	San Diego Private Bank	OTCQX	Coronado	$ 537,939
24	Pacific Commerce Bank	OTC Pink	Los Angeles	$ 535,159
25	Premier Business Bank	OTCQX	Los Angeles	$ 529,064

- Significant scarcity value for quality and sizeable banking franchises in Southern California
- PPBI is 7th largest bank headquartered in Southern California
- Includes all banks and thrifts headquartered in Southern California (Orange, Los Angeles, San Bernardino, Riverside, and San Diego counties). Sorted by total assets, excludes pending merger targets and ethnic-focused banks

Source: SNL Financial for most recent period-end
*Total assets includes impact from PPBI's pending acquisition of HEOP
Note: All dollars in thousands

21

22 • Continue to drive economies of scale and operating leverage • Positioned to deliver continued growth and strong profitability • Ability to integrate business lines that generate higher risk adjusted returns • Proven track record of executing on acquisitions and organic growth • Well positioned to evaluate attractive acquisition opportunities • Create scarcity value among banks in Southern California  PPBI Outlook Building Long‐term Franchise Value

23 Appendix material

Consolidated Financial Highlights

	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Summary Balance Sheet					
Total Assets	$3,562,068	$3,597,666	$3,754,831	$4,036,311	$4,174,428
Loans Held for Investment	2,851,447	2,920,619	3,090,839	3,241,613	3,385,697
Total Deposits	2,906,382	2,931,001	3,059,752	3,145,581	3,297,073
Gross Loans / Deposits	98.1%	99.6%	101.0%	103.1%	102.7%
Summary Income Statement					
Total Revenue	$39,049	$42,011	$44,977	$46,622	$46,386
Total Non-Interest Expense	23,633	23,695	25,860	25,377	29,747
Provision for Loan Losses	1,120	1,589	4,013	2,054	2,502
Net Income	8,554	10,369	9,227	11,953	9,521
Diluted EPS	$0.33	$0.37	$0.33	$0.43	$0.34
Performance Ratios					
Return on Average Assets	1.05%	1.16%	1.00%	1.24%	0.94%
Return on Average Tangible Common Equity	12.31%	13.48%	11.52%	14.17%	11.03%
Return on Adjusted Average Tangible Common Equity	14.93%	13.86%	11.52%	14.72%	14.76%
Efficiency Ratio	52.4%	54.4%	57.0%	50.9%	52.3%
Net Interest Margin	4.43%	4.48%	4.41%	4.59%	4.39%
Asset Quality					
Delinquent Loans to Loans Held for Investment	0.12%	0.19%	0.18%	0.03%	0.01%
Allowance for Loan Losses to Loans Held for Investment	0.65%	0.65%	0.71%	0.66%	0.68%
Nonperforming Assets to Total Assets	0.17%	0.13%	0.17%	0.04%	0.02%
Net Loan Charge-offs to Average Total Loans	0.00%	0.04%	0.04%	0.08%	0.02%
Allowance for Loan Losses as a % of Nonperforming loans	383%	467%	381%	1866%	4498%
Classified Assets to Total Risk-Based Capital	6.17%	6.07%	5.05%	3.00%	2.56%
Capital Ratios					
Tangible Common Equity/ Tangible Assets *	9.16%	9.42%	9.28%	8.86%	8.85%
Tangible Book Value Per Share *	$11.46	$11.87	$12.22	$12.51	$12.88
Common Equity Tier 1 Risk-based Capital Ratio	10.43%	10.58%	10.42%	10.17%	9.80%
Tier 1 Risk-based Ratio	10.75%	10.90%	10.72%	10.45%	10.07%
Risk-based Capital Ratio	13.32%	13.45%	13.21%	12.77%	12.31%

(1) Represents the ratio of noninterest expense less OREO operations, core deposit intangible amortization and merger related expense to the sum of net interest income before provision for loan losses and total noninterest income less gains/(loss) on sale of securities.

(2) Nonperforming assets excludes nonperforming investment securities.

(3) Classified assets includes substandard loans, doubtful, substandard investment securities, and OREO.

* Please refer to non-GAAP reconciliation

Note: All dollars in thousands, except per share data

24

Non-GAAP Financial Measures

Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are a non-GAAP financial measures derived from GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders' equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-GAAP measure of tangible common equity ratio to the GAAP measure of common equity ratio and tangible book value per share to the GAAP measure of book value per share are set forth below.

	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	March 31, 2017
Total stockholders' equity	$ 428,894	$ 440,630	$ 449,965	$ 459,740	$ 471,025
Less: Intangible assets	(113,084)	(112,439)	(111,915)	(111,941)	(111,432)
Tangible common equity	$ 315,810	$ 328,191	$ 338,050	$ 347,799	$ 359,593
Total assets	$ 3,562,068	$ 3,597,666	$ 3,754,831	$ 4,036,311	$ 4,174,428
Less: Intangible assets	(113,084)	(112,439)	(111,915)	(111,670)	(111,432)
Tangible assets	$ 3,448,984	$ 3,485,227	$ 3,642,916	$ 3,924,641	$ 4,062,996
Common Equity ratio	12.04%	12.25%	11.98%	11.39%	11.28%
Less: Intangibility equity ratio	(2.88%)	(2.83%)	(2.70%)	(2.53%)	(2.43%)
Tangible common equity ratio	9.16%	9.42%	9.28%	8.86%	8.85%
Basic shares outstanding	27,537,233	27,650,533	27,656,533	27,798,283	27,908,816
Book value per share	$ 15.58	$ 15.94	$ 16.27	$ 16.54	$ 16.88
Less: Intangible book value per share	(4.11)	(4.07)	(4.05)	(4.03)	(4.00)
Tangible book value per share	$ 11.47	$ 11.87	$ 12.22	$ 12.51	$ 12.88

Note: All dollars in thousands, except per share data

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